UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2006

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)		90064-1021 (Zip Code)
Registrant’s telephone number, including area code: (310) 893-1600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 15, 2006, Teledyne Brown Engineering, Inc., a wholly owned subsidiary of Teledyne Technologies Incorporated (“Teledyne”), completed the purchase of Rockwell Scientific Company LLC, a Delaware limited liability company (“Rockwell Scientific”), pursuant to a Purchase Agreement with Rockwell Automation, Inc. and Rockwell Collins, Inc., dated July 26, 2006. The purchase price for the acquisition was $167.5 million. Teledyne will change Rockwell Scientific’s corporate name to Teledyne Scientific & Imaging, LLC. Rockwell Scientific’s research and development business will operate under the name “Teledyne Scientific Company” and the infrared imaging business will operate as “Teledyne Imaging Sensors”.
A press release announcing the completion of the purchase of Rockwell Scientific is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Teledyne funded the purchase price of the acquisition of Rockwell Scientific described in Item 2.01 through borrowings under its existing credit facility.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of Rockwell Scientific
Teledyne intends to file the financial statements of the business acquired under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report was required to be filed.
(b)	Pro forma financial information
Teledyne intends to file the pro forma financial information under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report was required to be filed.
(d)	Exhibits
10.1	Purchase Agreement dated as of July 26, 2006, by and among Rockwell Automation, Inc., Rockwell Collins, Inc. and Teledyne Brown Engineering, Inc. (incorporated by reference to Exhibit 10.1 of Teledyne Technologies Incorporated Current Report on Form 8-K dated July 25, 2006 and filed July 28, 2006).

10.2	Guarantee of Teledyne Technologies Incorporated relating to the Purchase Agreement (incorporated by reference to Exhibit 10.2 of Teledyne Technologies Incorporated Current Report on Form 8-K dated July 25, 2006 and filed July 28, 2006).

99.1	Press Release, dated September 18, 2006, announcing the completion of the purchase of Rockwell Scientific Company LLC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated September 15, 2006

EXHIBIT INDEX
Description
10.1	Purchase Agreement dated as of July 26, 2006, by and among Rockwell Automation, Inc., Rockwell Collins, Inc. and Teledyne Brown Engineering, Inc. (incorporated by reference to Exhibit 10.1 of Teledyne Technologies Incorporated Current Report on Form 8-K dated July 25, 2006 and filed July 28, 2006).

10.2	Guarantee of Teledyne Technologies Incorporated relating to the Purchase Agreement (incorporated by reference to Exhibit 10.2 of Teledyne Technologies Incorporated Current Report on Form 8-K dated July 25, 2006 and filed July 28, 2006).

99.1	Press Release, dated September 18, 2006, announcing the completion of the purchase of Rockwell Scientific Company LLC.